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                                                                   EXHIBIT 10.19

                          AMENDMENT TO THE VENCOR, INC.
                       1987 INCENTIVE COMPENSATION PROGRAM


         The undersigned, JOSEPH L. LANDENWICH, the duly elected and acting Assistant Secretary of VENCOR, INC., a Delaware corporation (the "Company"), hereby certifies that set forth below are Amendments to the Vencor, Inc. 1987 Incentive Compensation Program (the "Program"), which Amendments became effective May 15, 1996:

         Section 2 of the Program is amended by adding the following new Section 2.3:

                  "2.3 Certification. The Committee shall certify the
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                  Performance Goal(s) (as defined herein) for awards of
                  performance shares and cash bonuses under this Program have been satisfied prior to the determination and payment of any such incentive in accordance with the Program."

         Section 3 of the Program is amended by adding at the end of the fourth sentence thereof the following:

                  "Notwithstanding the foregoing, the Committee may not delegate its responsibilities hereunder if such delegation would jeopardize compliance with the "outside directors" requirements (or any other applicable requirement) under section 162(m) of the Code. The Committee shall establish Performance Goal(s) applicable to a particular fiscal year within ninety (90) days of the commencement of such fiscal year, provided that the outcome of the Performance Goal(s) are substantially uncertain at the time of their adoption. Each Performance Goal applicable to a fiscal year shall identify one or more business criteria that is to be monitored during the fiscal year. Such business criteria may include net income, earnings per share or return on equity for Vencor, or net income or return on equity for a division, region, subsidiary or other unit of Vencor. The Committee shall determine the target level(s) of performance that must be achieved with respect to each criteria that is identified in a Performance Goal in order for a Performance Goal to be treated as attained in whole or in part. The Committee may base Performance Goal(s) on one or more of the foregoing business criteria. In the event Performance Goal(s) are based on more than one business criteria, the Committee may determine to make a grant of an Incentive upon attainment of the Performance Goal(s) relating to any one or more of such criteria."

         The second sentence of Section 6.2 of the Program is amended by deleting the number "100,000" and substituting therefor the number "250,000."

         The first three sentences of Section 9.1 of the Program are hereby deleted and the following is substituted therefor:

                  "The maximum number of performance shares which may be allocated to a participant during any calendar year shall be 150,000
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                  shares, subject to adjustment as provided in Section 11.6. If the Performance Goal(s) are achieved in full, and the participant remains employed with the Company as of the end of the relevant performance period, the participant will be allocated shares of Common Stock equal to that number of performance shares initially awarded to that participant for the relevant performance period. Each award of performance shares may provide for the allocation of fewer performance shares in the event of partial fulfillment of Performance Goal(s)."

         The second and fourth sentences of Section 10 of the Program are hereby deleted and the following is added after the first sentence of such Section:

                  "The maximum amount of a cash award which may be granted to a participant during any calendar year shall not be greater than $500,000. Payment of a cash award will depend on meeting Performance Goal(s). Each award of cash may provide for lesser payments in the event of partial fulfillment of Performance Goal(s)."

         A new section, Section 11.14, is hereby added after Section 11.13 and shall read as follows:

                  "11.14 Modification of Award(s). The Committee may determine
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                  to reduce any award under this Program but the Committee shall be precluded from increasing such award(s) without stockholder approval."

         WITNESS the signature of the undersigned Assistant Secretary of the Company as of March 12, 1997.


                                                /s/ Joseph L. Landenwich
                                                 Assistant Secretary